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                                                                    EXHIBIT 10.6

                       CERTIFICATE REGARDING MANAGEMENT


     The undersigned, as of this day _____ of December, 2000, individually, and in the capacity as the _____________ of SIZZLER USA, INC., a Delaware corporation, SIZZLER USA RESTAURANTS, INC., a Delaware corporation, and SIZZLER USA REAL PROPERTY, INC., a Delaware corporation (collectively, the "Borrower"), which Borrower owns and operates Sizzler's Restaurants, as more particularly described on Exhibit A (the "Property"), in order to induce HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Lender"), to extend a loan to the Borrower (the "Loan") evidenced by a note and secured by, among other things, a first priority mortgage encumbering the fee estate and interest of the Borrower in the Property, DOES HEREBY CERTIFY to Lender, its successors and assigns, that no third-party manager (a "Manager") manages or operates the Property and that no written or oral management agreement exists between Borrower and any Manager, nor does Borrower pay any Manager any fee to manage, operate or maintain the Property. No contract, agreement, or other employment relationship exists with any other person or entity to manage, operate or maintain the Property.

     BORROWER DOES HEREBY FURTHER CERTIFY that on or after the date hereof, Borrower shall not enter into any agreement relating to the management or operation of the Property (a "Management Contract") with any Manager or any other party without the express written consent of Lender, which consent shall not be unreasonably withheld. If Lender at any time hereunder consents to the appointment of a Manager, such Manager and Borrower shall, as a condition of Lender's consent, execute a Consent and Agreement of Manager and an Assignment and Subordination of Management Agreement, which shall provide, and each Manager does hereby agree that:

     The liens of the Mortgage and the other Loan Documents, and Lender's right to payment under the Note and the other Loan Documents, shall be superior to and have priority over the Management Contract and the other contracts to which the Manager is a party as well as any claim, security interest or right to payment of the Manager arising out of or in any way connected with its services performed under the Management Contract or any of the other contracts to which the Manager is a party. In furtherance of the foregoing, the Manager hereby fully and completely subordinates to the liens of the Mortgage and the other Loan Documents, and to Lender's right to payment under the Note and the other Loan Documents, the following: (a) the Management Contract and the other contracts to which the Manager is a party; (b) any such claim or security interest the Manager may now or hereafter have against the Property and/or the rents, issues, profits and income therefrom; and (c) any right to payment of the Manager arising out of or in any way connected with its services performed under the Management Contract or any of the other contracts to which the Manager is a party.
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     This Certificate is executed and delivered in order to induce Lender to extend the Loan to the
Borrower and with the understanding that the statements made herein will be relied upon by Lender and its successors and assigns.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day and year first above written.

                              SIZZLER USA, INC., a Delaware corporation

                              By:   ______________________________
                                    Name: ________________________
                                    Its:  ________________________

                              SIZZLER USA RESTAURANTS, INC., a Delaware corporation

                              By:   ______________________________
                                    Name: ________________________
                                    Its:  ________________________

                              SIZZLER USA REAL PROPERTY, INC., a Delaware corporation

                              By:   ______________________________
                                    Name: ________________________
                                    Its:  ________________________

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